T. Rowe Price
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                                Semiannual Report
                               Foreign Bond Funds
--------------------------------------------------------------------------------
                                  June 30, 2000
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REPORT HIGHLIGHTS
================================================================================
FOREIGN BOND FUNDS
------------------
* Prices of high-quality developed country bonds were flat in the first half of 2000, though long-term U.S. Treasuries rose. The euro continued to decline.
* Emerging market bonds once again delivered strong returns, spurred by improved global growth.
* The International Bond and Global Bond Funds declined during the period, primarily due to weak currencies, while the Emerging Markets Bond Fund posted a healthy gain.
* Sustainable global growth bodes well for foreign bonds, though the prospect of more rate hikes, mainly in Europe, poses a near-term challenge.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------
     Bond markets around the world were volatile once again in the first half of 2000. When the Y2K bug proved a nonevent as the new year commenced, bond investors found themselves in the path of an onrushing freight train: the seemingly unstoppable U.S. economy. Growth was also healthy overseas, and central banks around the world increased short-term interest rates. Bond prices in developed markets were generally little changed to lower, and returns to U.S. investors were undermined by the declining euro.

MARKET ENVIRONMENT
------------------
    DEVELOPED MARKETS PERFORMANCE
    -----------------------------
                                     In Local      In U.S.
    6 Months ended 6/30/00           Currency      Dollars
    ----------------------           --------      -------
    Australia                          6.59%       -2.20%
    France                             2.41        -2.07
    Germany                            2.75        -1.74
    Italy                              2.44        -2.03
    Japan                              0.68        -2.61
    Spain                              2.54        -1.94
    United Kingdom                     4.26        -2.07
    United States                      5.55         5.55

    Source: J. P. Morgan.

     With the U.S. economy stronger than expected for longer than expected, the Federal Reserve resumed its rate hike program, increasing the federal funds target rate three times by a total of one percentage point. The last move -- on May 16 -- was the most aggressive, at a half point. For much of the period, concern focused on how much harder the Fed would have to slam on the brakes to keep the economy safely on the tracks. In the midst of a record-shattering nine-year expansion, GDP growth had accelerated well beyond a rate the Fed considers sustainable. Oil prices had risen significantly, and the U.S. labor market was tighter than at any time in the past 30 years. In late May, the U.S. locomotive finally began to lose steam as a series of economic reports confirmed a slackening pace of growth.

     Early in the first half, the Fed's job had been complicated somewhat by a sharp decline in 30-year Treasury yields. The powerful economic engine had thrown off so much extra tax revenue that the Treasury slashed its borrowing and began buying back long-term bonds. Investors concerned about a "shortage" of 30-year Treasuries bid up their prices, causing the U.S. yield curve to invert sharply -- that is, short- and intermediate-term rates rose well above long-term rates. The decline in 30-year Treasury yields opened a chasm between government and corporate yields. In contrast to the reduced government borrowing, corporations have been heavy borrowers. As a result the yield advantage of AA corporate bonds over Treasuries doubled from 60 basis points to a generous 120 basis points (100 basis points equal one percent).

    EMERGING MARKETS PERFORMANCE
    ----------------------------
                                                 In U.S.
    6 Months Ended 6/30/00                       Dollars
    ----------------------                       -------
    Emerging Markets Bond Index Plus              8.10%
    Brady Indexes (by issuer): *
              Argentina                           1.89
              Brazil                              4.43
              Mexico                              7.88
              Poland                              3.30
              Venezuela                           7.48

     * Brady bonds are restructured debt obligations of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates.

    Source: J.P. Morgan.


     Though Europe remained well behind the U.S. in the economic cycle, the European Central Bank (ECB) raised official short-term rates 1.25 percentage points -- even more than its counterpart across the pond. The ECB felt compelled to bring rates back to more normal levels as the European economy gathered steam. The decline of the euro for much of the period also had the effect of offsetting previous ECB rate hikes. Despite the rate increases, bond markets held up better in the first half than in 1999, as European government coffers also benefited from economic growth. Sweden and the U.K. joined the U.S. in paying down national debt. All three were among the best-performing government bond markets in local terms, joined by Australia and Canada. As the table on the previous page shows, bond market per-formance around the world was not so bad in local currency terms, but suffered greatly from translation into U.S. dollars as most foreign currencies were weak.

     As in the U.S., European markets had to absorb a large supply of nongovernment debt. Consequently, the yield advantage of AA corporate bonds in Europe also doubled, from 35 basis points to 70 basis points. High-yield ("junk") bonds did not fare well in either the U.S. or Europe.

     In Japan, government borrowing increased to pay for further stimulus measures to spur the economy. Japan's government deficit widened to a quite large 8% of GDP during the period, though first-quarter economic growth was strong and provided evidence of a long-awaited economic recovery. Nonetheless, Japanese government bond yields failed to rise significantly because of the ample liquidity provided by the zero interest rate policy, which encourages cash to be recycled into higher-yielding government bonds. The much-feared outflow of money from the huge pool of postal savings accounts proved to have little impact on Japanese government bonds.

     While improved global growth may be kryptonite for developed country government bonds, it is a tonic for emerging market debt. The J.P. Morgan Emerging Markets Bond Index Plus gained a healthy 8.10% in the first half, with nearly all of the advance coming in the first quarter on the heels of positive news, such as continued economic reforms and higher debt ratings. Mexico's debt improved to investment-grade status early in the year, and performed solidly for the half. But Russia stole the show with a 47% first-half surge (again, nearly all of it in the first quarter). Russia's new president, Vladimir Putin, seems intent on continuing economic reforms and restoring both order and credibility with foreign investors. L ater in the first half, concern about how much higher U.S. interest rates would have to rise, and then about a possible U.S. slowdown, sapped some of emerging market bonds' strength.

     U.S. economic strength, particularly early in the half, propelled the dollar higher against most currencies. The yen was stable against the dollar primarily due to optimism about prospects for restructuring and growth in Japan. Encouraging signs from the euro zone economy were not enough to halt the euro's slide until late in the first half, when indications of slower U.S. growth began to emerge. In addition, later in the period, optimism about Japanese economic growth waned. At this point, clear evidence of strong growth, particularly in the laggard economies of France, Germany, and Italy, finally helped the euro rebound 7% from its lows, though it still declined over the period as a whole. Similarly, the Australian and Canadian dollars were weak for much of the half before recovering somewhat later.

GLOBAL BOND FUND
----------------

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/00            6 Months     12 Months
    ---------------------            --------     ---------
    Global Bond Fund                  -1.14%        0.49%
    J.P. Morgan Global Government
    Bond Index (unhedged)              0.41         2.70

     The very difficult environment for high-quality bonds in the first half of 1999 was followed by 12 months of treading water. The Global Bond Fund's performance slightly trailed that of the index, as shown in the table, but both were close to unchanged for the two periods. Rising short-term rates in Europe and North America did not deter long-term bonds in those regions from posting solid returns -- at least in local currency terms. As the yield curve in the U.S., Canada, and Europe flattened (short rates rose, long rates fell), bond fund performance was determined by positioning on the yield curve. A fund with a long duration would have fared much better than one with a short to intermediate focus. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates, and fall about 6% in response to an equivalent increase in rates.)


      *************************************************************

          Global Bond Fund Portfolio Diversification chart. Combined geographic diversification pie chart and net currency exposure table. Pie chart has the following wedges (in order): United States, 41%; Netherlands,
          10%; France, 8%; United Kingdom, 7%; Canada, 6%; Germany, 5%; Japan, 5%; Other and Reserves, 18%.

                        Net Currency Exposure:
                        ----------------------
                        Euro                  37.2%
                        U.S. dollar           32.7
                        Japanese yen          17.0
                        British pound          6.0
                        Canadian dollar        2.8
                        Danish krone           2.2
                        Greek drachma          2.0
                        Russian rouble         0.1
                        Total                100.0%

      *************************************************************


     Results were hurt by the poor performance of nongovernment bonds, especially in the U.S., including mortgage-backed and corporate bonds. Our move from a neutral to a longer duration in the U.S. market ahead of the Treasury buyback program benefited the fund. An overweight position in emerging market bonds also aided results. Underweighting Japanese bonds had little impact on performance. Our European holdings performed slightly worse than those of the benchmark, hurt by our allocations to Denmark and Poland and our underweighting in the U.K. Nongovernment bonds in the euro zone and the U.K. also slightly hampered performance.

     Overall,   weak  foreign  currencies   detracted  from  results.   However,
underweighting the weak Japanese yen aided results versus the index while overweighting the euro did not, particularly early in the period.

     Holdings of U.S. and Danish bonds were reduced while we significantly boosted positions in Dutch, French, and, to a lesser extent, Japanese bonds.
Overall duration was little changed at 5.2 years. Average credit quality remained high at AA+. (See the Portfolio Highlights table on page 11.)

      *************************************************************

          IMPORTANT INFORMATION ABOUT THE GLOBAL BOND FUND
          ------------------------------------------------

          On July 18, 2000, the Board of Directors of T. Rowe Price International Funds, Inc. recommended a plan of reorganization for the Global Bond Fund. Under the reorganization, the assets of the fund would be merged into the T. Rowe Price International Bond Fund. The Global Bond Fund was closed to new investors on July 18.

          If you hold shares in the Global Bond Fund at the close of business August 25, 2000, the "record" date, you will have the opportunity to vote on the reorganization plan. Proxy materials and voting instructions will be mailed in early September to shareholders of record, and a special shareholder meeting will be held on October 25, 2000. If the proposal is approved, the transfer of assets will take place soon thereafter, and you will then own shares with the same total value in the International Bond Fund. The merger has no adverse tax consequences for shareholders in the Global Bond Fund.

          Please note that the Emerging Markets Bond Fund is not involved in the reorganization plan.

          Detailed information about the proposed reorganization is provided only by the proxy. If we can provide additional information about the International Bond Fund or any other T. Rowe Price fund, please give us a call at 1-800-225-5132 or visit our Web site at www.troweprice.com.

      *************************************************************


INTERNATIONAL BOND FUND
-----------------------


    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/00         6 Months     12 Months
    ---------------------         --------     ---------
    International Bond Fund        -3.27%       -1.41%
    J.P. Morgan Non-U.S. Dollar
    Government Bond Index          -1.89         1.53


     High-quality bond returns were flat over the past year, in contrast to the steep declines of the first half of 1999. The International Bond Fund produced negative returns over both the 6- and 12-month periods ended June 30, 2000, and lagged the index, as shown in the table. Short-term rates in North America and Europe rose, but long-term bonds in those regions delivered solid returns in local currency. As the yield curve in these markets flattened (meaning short rates rose as long rates fell), duration, or yield-curve positioning, determined performance. Long-duration funds performed much better than short- to intermediate-duration funds. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates, and fall about 6% in response to an equivalent increase in rates.) Given this environment, we chose a "barbell" strategy, which means we concentrated our investments in short-term cash equivalents on the one hand and in long-term bonds on the other. The two extremes cancel each other out, giving the portfolio an overall duration comparable to the index, but positioning it to benefit from a flattening yield curve, as described above. The cash equivalents (held in U.S. dollars) protect the fund from rising short-term rates, while the long-term bonds benefit from declining long-term yields.

     The fund is run similarly to the Global Bond Fund, except that the International Bond Fund, for the most part, does not invest in the U.S. or attempt to hedge against currency risk. The U.S. exposure depicted in the pie chart reflects, in addition to incidental positions, holdings of emerging-market debt denominated in dollars and the relatively high cash position.

      *************************************************************

          International Bond Portfolio Diversification chart. Combined geographic diversification pie chart and net currency exposure table. Pie chart has the following wedges (in order): United States, 21%; Germany, 15%; Japan, 10%; France, 9%; United Kingdom, 7%; Netherlands, 5%; Canada, 5%; Other and Reserves, 28%.


                        Net Currency Exposure:
                        ----------------------
                        Euro                 49.8%
                        Japanese yen         24.3
                        British pound         7.9
                        Danish krone          6.0
                        Canadian dollar       3.7
                        U.S. dollar           2.9
                        Norwegian krone       2.5
                        Greek drachma         1.9
                        Australian dollar     0.8
                        Russian rouble        0.1
                        Swedish krona         0.1
                        Total               100.0%

      *************************************************************

     Nongovernment bonds fared poorly and this was a major factor behind the fund's underperformance. However, our relatively high exposure to emerging-market bonds was positive. Though we increased our allocation to Japan, we remain underweight, but this had little impact on relative performance. Allocations to Danish and Polish bonds, and underweighting the U.K., caused our European position to underperform that of the index.

     The weakness of the euro, pound, and yen hurt performance. Our decision to overweight the euro, particularly early in the period, was negative, though underweighting the yen aided results. Exposure to the euro, the pound, and the Canadian dollar declined slightly during the period.

     We slightly boosted holdings of Japanese, French, and Canadian bonds, while reducing our allocation to U.K. bonds. Overall duration was little changed at
5.3 years. Average credit quality remained high at AA+. (See the Portfolio Highlights table on page 11.)

EMERGING MARKETS BOND FUND
--------------------------


   PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/00           6 Months      12 Months
    ---------------------           --------      ---------
    Emerging Markets Bond Fund        7.91%        23.05%
    J.P. Morgan Emerging Markets
    Bond Index Plus                   8.10         23.16


     Your fund posted strong gains in the first half and in the 12 months ended June 30, 2000. Performance was in line with the unmanaged J.P. Morgan Emerging Markets Bond Index Plus for both periods, and the small difference can be attributed to fund expenses, which the index does not incur. In addition to the stronger global economy, two events drove emerging market bonds: political and economic stabilization in Russia and the improvement of Mexico's debt rating to investment grade. Rising oil prices also benefited the economies of exporting nations, including Russia and Mexico.

     Fiscal and economic reforms remain high on the agenda in developing nations. Mexico benefited greatly from the upgrade of its debt rating and other countries such as Brazil benefited from the possibility of an upgrade. Only in parts of Asia (a small part of the emerging debt market) did the zeal for reform appear to falter. Toward the end of the first half, the asset class was also helped by increasing prospects of a soft landing for the U.S. economy, which would reduce the need for further interest rate hikes by the Fed. With most emerging nations still heavily indebted and with their economies or currencies tied to the U.S., higher interest rates are often anathema to emerging market bonds.

      *************************************************************

          Emerging Market Geographic Diversification chart, Pie chart with the following wedges (in order): Brazil, 19%; Mexico, 16%; Russia, 14%; Bulgaria, 8%; Argentina, 6%; United States, 5%; Venezuela, 4%; Other and Reserves, 28%.

      *************************************************************

     The fund's relatively large allocations to Brazil, Bulgaria, Russia, and Mexico aided results, as did our comparatively small commitments to poor performers such as Argentina, Colombia, and the Philippines. Security selection within Russia also boosted returns, as our decision to emphasize Soviet-era debt over Russian eurobonds paid off. Our relatively large allocation to Nigeria compared with the index hampered returns. Nigeria had benefited from rising oil prices early in the half but political concerns sent bond prices lower in the second quarter. We reduced holdings in Nigeria, the Ivory Coast, and Argentina during the period and took profits in Bulgaria, while adding to positions in Russia and Mexico in recognition of their improving fundamentals. Positions were also adjusted to benefit from possible debt exchanges in Brazil and Argentina. Heavily indebted countries with improving credit ratings will sometimes swap new debt for old bonds to manage their finances more efficiently.

     The fund continued to pursue a diversified approach given the volatility of this asset class. Consequently, 21 countries are represented in the portfolio compared with just 11 in the benchmark, which is heavily weighted toward large Latin American countries. We also marginally increased interest-rate sensitivity from a defensive stance to a more neutral posture versus the index. Average credit was unchanged at BB+. (See the Portfolio Highlights table on page 12.)

OUTLOOK
-------
     Leading economic indicators in the U.S. have continued to moderate, and inflation data have been somewhat better than expected. Producer price inflation has failed to accelerate, and it remains too early to conclude that a significant upward trend in consumer price inflation is developing. Against this background, the Fed took no action on interest rates at its June meeting, though we expect another quarter-point hike at the August meeting. The likelihood is rising that we are near a peak in short-term rates, and that the ultimate outcome will be the proverbial soft landing for the economy rather than a hard one. That said, the inflationary pressures built up over the last two or three years of exceedingly strong growth -- manifested graphically in the 4% unemployment rate -- still present a future inflation risk, and this will only be eliminated by a period of subdued growth.

     We expect the greatest improvements in economic growth to occur in the euro zone over the next 12 months. Recent data point toward a 4.0% growth rate, nearly double earlier expectations. Although the partial recovery in the euro since mid-May has undoubtedly had the effect of tightening monetary conditions in the euro zone, the ECB will need to continue raising short-term rates. An additional half-point tightening over the next 12 months is likely. Since the euro zone is clearly lagging the U.S. and U.K. in reducing government deficits and new borrowing, and the peak in the region's economic cycle is projected to considerably lag the U.S. peak, we are not as sanguine about the prospects for intermediate- and long-term government bonds in the euro zone. We expect higher yields, especially among intermediate maturities, and thus euro zone government yields should rise closer to those of their U.S. counterparts.

     After their sharp improvement around the turn of the year, Japan's leading indicators have shown some signs of moderation recently. Growth of 2.0% is expected for the remainder of the year. Nonetheless, there is a risk of higher intermediate- and long-term yields and thus declining bond prices partly as a result of increases in government borrowing.

     Meanwhile, improved global growth and continued fiscal and economic reforms have bolstered prospects for emerging market debt, particularly in Latin America and Russia. Overall, an environment of sustainable economic growth without significant inflation, and improved government fiscal balances and policies, bodes well for international bond markets as we look toward 2001.

Respectfully submitted,

/s/

Peter B. Askew
Executive Vice President
July 26, 2000

       ***************************************************************

          ADVISOR SHARE CLASS CREATED
          ---------------------------

          T. Rowe Price has introduced a new class of shares for certain funds, including this one. The new Advisor Class shares will be sold exclusively by financial intermediaries, such as brokers and financial advisers, and will enhance our ability to reach a new group of investors through this expanding channel. Since the new share class has a modest 12b-1 fee (a distribution fee paid to the sales intermediary), its performance will likely vary somewhat from your fund shares even though both invest in the same portfolio.

          We want to emphasize that the new class will have no impact whatsoever on your investment in the fund or on the returns provided to you by the fund. The daily net asset value and expenses for the existing shares and the Advisor Class shares are calculated separately. In due course, you will see the Advisor Class share prices listed in newspapers and other print and electronic media. Certain expenses associated with the Advisor Class shares will be itemized in financial statements in your fund's shareholder reports.

       ***************************************************************

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                        12/31/99      6/30/00
                                                        --------      -------
GLOBAL BOND FUND
----------------
Price Per Share                                          $9.29         $8.96
Dividends Per Share
     For 6 months                                         0.21          0.22
     For 12 months                                        0.42          0.43
Dividend Yield *
     For 6 months                                        4.33%         4.98%
     For 12 months                                       4.45          4.70
Weighted Average Maturity (years)                         8.4           8.5
Weighted Average Effective Duration (years)               5.4           5.2
Weighted Average Quality **                               AA+           AA+
International Bond Fund
Price Per Share                                          $9.16         $8.66
Dividends Per Share
     For 6 months                                         0.19          0.20
     For 12 months                                        0.38          0.39
Dividend Yield *
     For 6 months                                        4.01%         4.61%
     For 12 months                                       4.10          4.34
Weighted Average Maturity (years)                         7.2           7.8
Weighted Average Effective Duration (years)               5.2           5.3
Weighted Average Quality **                               AA+           AA+

================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                       12/31/99      6/30/00
                                                       --------      -------
EMERGING MARKETS BOND FUND
--------------------------

Price Per Share                                        $10.11         $10.41
Dividends Per Share
     For 6 months                                        0.53           0.48
     For 12 months                                       1.08           1.02
Dividend Yield *
     For 6 months                                       11.45%         9.61%
     For 12 months                                      12.34          10.79
Weighted Average Maturity (years)                       13.3           14.1
Weighted Average Effective Duration (years)              4.6            4.2
Weighted Average Quality **                              BB+            BB+

     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value per share at the end of the period.
     **   Based on T. Rowe Price research.

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


           JP Morgan Global Government            Global Bond
             Bond index (unhedged)                    Fund
          ----------------------------            -----------
12/31/90            10000                            10000
6/91                9911                             9969
6/92                11911                            11275
6/93                12988                            12369
6/94                13503                            12375
6/95                15860                            13920
6/96                16185                            14607
6/97                16910                            15576
6/98                17901                            16372
6/99                18552                            16281
6/00                19053                            16361


       JP Morgan Non-U.S.Dollar Government    International Bond
                   Bond index                         Fund
          ----------------------------            -----------
6/90                10000                            10000
6/91                10833                            10971
6/92                13929                            13712
6/93                14715                            15084
6/94                15960                            15953
6/95                19494                            18716
6/96                19589                            19227
6/97                20122                            20153
6/98                20577                            20553
6/99                21497                            20796
6/00                21826                            20504

           JP Morgan Emerging Markets             Emerging Bond
                Bond index plus                       Fund
          ----------------------------            -----------
12/30/94            10000                            10000
6/95                10937                            10998
6/96                14638                            13939
6/97                19475                            19602
6/98                19745                            19610
6/99                18902                            16673
6/00                23279                            20516


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                              Since  Inception
Periods Ended 6/30/00         1 Year   5 Years  10 Years  Inception       Date
---------------------         ------   -------  --------  ---------       ----
Global Bond Fund               0.49%    3.28%        -      5.32%     12/31/90
International Bond Fund       -1.41     1.84     7.44%      7.31       9/10/86
Emerging Markets Bond Fund    23.05    13.28        -      13.96      12/30/94

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Global Bond Fund
------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                        6 Months     Year
                           Ended    Ended
                         6/30/00 12/31/99 12/31/98 12/31/97 12/31/96 12/31/95
NET ASSET VALUE
Beginning of period      $  9.29   $10.51   $ 9.90   $10.35   $10.26   $  9.22
--------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)              0.22*    0.41*    0.53*    0.54*    0.56*     0.59*
 Net realized and
 unrealized gain (loss)    (0.33)   (1.10)    0.61    (0.39)    0.09      1.04
--------------------------------------------------------------------------------
 Total from
 investment activities     (0.11)   (0.69)    1.14     0.15     0.65      1.63
--------------------------------------------------------------------------------
Distributions
 Net investment income     (0.22)   (0.32)   (0.53)   (0.49)   (0.56)    (0.59)
 Net realized gain              -   (0.11)        -   (0.11)        -         -
 Tax return of capital          -   (0.10)        -        -        -         -
--------------------------------------------------------------------------------
 Total distributions       (0.22)   (0.53)   (0.53)   (0.60)   (0.56)    (0.59)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period            $  8.96   $ 9.29   $10.51   $ 9.90   $10.35   $ 10.26

Ratios/Supplemental Data
Total return**            (1.14)%*  (6.69)%* 11.93%*  1.61%*   6.59%*    18.13%*
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets      1.00%+*  1.00%*   1.00%*   1.20%*   1.20%*    1.20%*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                4.92%+*   4.23%*   5.29%*   5.38%*   5.48%*    6.08%*
--------------------------------------------------------------------------------
Portfolio turnover rate   152.4%+   123.1%   136.2%   153.2%   262.6%++  290.7%
--------------------------------------------------------------------------------
Net assets, end of
period (in thousands)    $ 26,987  $32,336  $41,926  $44,069  $55,869  $ 28,207
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through 12/31/97 and a 1.00% voluntary expense limitation in effect through 12/31/00.
+    Annualized
++ Excludes the effect of the acquisition of the Short-Term Global Income Fund's assets.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Bond Fund
-------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
INTERNATIONAL BOND SHARES
-------------------------
                      6 Months      Year
                         Ended     Ended
                       6/30/00  12/31/99  12/31/98 12/31/97  12/31/96  12/31/95
NET ASSET VALUE
Beginning of period     $ 9.16  $ 10.46   $  9.58   $ 10.46   $ 10.46  $  9.34
--------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)            0.20     0.37      0.51      0.54      0.60     0.62
 Net realized and
 unrealized gain (loss)  (0.50)   (1.18)     0.88     (0.87)     0.11     1.24
--------------------------------------------------------------------------------
 Total from
 investment activities   (0.30)   (0.81)     1.39     (0.33)     0.71     1.86
--------------------------------------------------------------------------------
Distributions
 Net investment income   (0.20)   (0.33)    (0.51)    (0.46)    (0.60)   (0.62)
 Net realized gain            -   (0.11)         -    (0.09)    (0.11)   (0.12)
 Tax return of capital        -   (0.05)         -         -         -        -
--------------------------------------------------------------------------------
 Total distributions     (0.20)   (0.49)    (0.51)    (0.55)    (0.71)   (0.74)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period           $  8.66  $  9.16   $ 10.46   $  9.58   $ 10.46  $ 10.46

Ratios/Supplemental Data
Total return**           (3.27%)  (7.86)%   15.03%    (3.17)%   7.13%    20.30%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets     0.91%+   0.90%     0.88%     0.86%     0.87%   0.90%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                4.57%+   3.93%     5.19%     5.38%     5.86%   6.10%
--------------------------------------------------------------------------------
Portfolio turnover rate  148.8%+   94.9%    128.9%    155.9%    234.0%   237.1%
--------------------------------------------------------------------------------
Net assets, end of
period (in millions)    $   709  $   779   $    926  $    826  $  969  $  1,016
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price International Bond Fund
-------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
INTERNATIONAL BOND ADVISOR CLASS SHARES
---------------------------------------
                                                                      3/31/00
                                                                      Through
                                                                      6/30/00
NET ASSET VALUE
Beginning of period                                                  $  8.88
-------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)                                          0.11
  Net realized and
  unrealized gain (loss)                                               (0.21)
-------------------------------------------------------------------------------
  Total from
  investment activities                                                (0.10)
-------------------------------------------------------------------------------
Distributions
  Net investment income                                                (0.11)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                                                        $  8.67

Ratios/Supplemental Data
Total return**                                                         (1.16)%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                                      0.84%+
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                                              4.84%+
-------------------------------------------------------------------------------
Portfolio turnover rate                                                148.8%+
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                       $     17
-------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Emerging Markets Bond Fund
----------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                      6 Months      Year                               12/30/94
                         Ended     Ended                                Through
                       6/30/00  12/31/99 12/31/98  12/31/97  12/31/96  12/31/95
NET ASSET VALUE
Beginning of period    $  10.11  $  9.23 $  13.71   $ 12.97   $ 10.67   $ 10.00
--------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)            0.48     0.97     1.31*     1.16*     1.00*     1.03*
 Net realized and
 unrealized gain (loss)   0.30     0.99    (4.29)     0.97++    2.72      1.38
--------------------------------------------------------------------------------
 Total from
 investment activities    0.78     1.96    (2.98)     2.13      3.72      2.41
--------------------------------------------------------------------------------
Distributions
 Net investment income   (0.48)   (0.73)   (1.31)    (1.15)    (1.01)    (1.02)
 Net realized gain            -        -   (0.19)    (0.24)    (0.41)    (0.72)
 Tax return of capital        -   (0.35)        -         -         -         -
--------------------------------------------------------------------------------
 Total distributions     (0.48)   (1.08)   (1.50)    (1.39)    (1.42)    (1.74)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period          $  10.41  $ 10.11 $   9.23   $ 13.71   $ 12.97   $ 10.67

Ratios/Supplemental Data
Total return**            7.91%   22.97%  (23.09)%*  16.83%*   36.77%*   25.81%*
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets     1.25%+   1.25%    1.25%*    1.25%*    1.25%*   1.25%*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                9.45%+   10.56%   11.52%*   8.61%*    8.37%*   10.20%*
--------------------------------------------------------------------------------
Portfolio turnover rate   64.7%+   54.0%    78.4%     87.6%    168.7%    273.5%
--------------------------------------------------------------------------------
Net assets, end of
period (in thousands)  $ 169,693 $173,078$ 148,111  $113,419  $ 39,862  $ 9,989
--------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00.
++ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Global Bond Fund
------------------------------
Unaudited                                                         June 30, 2000

PORTFOLIO OF INVESTMENTS                               Par/Shares      Value
------------------------                               ----------      -----
In thousands

BULGARIA 0.9%
Government Bonds 0.9%
National Republic of Bulgaria, FLIRB
    STEP, 2.75%, 7/28/12                         USD        330   $      243
-------------------------------------------------------------------------------
Total Bulgaria  (Cost $235)                                              243
-------------------------------------------------------------------------------

CANADA 5.7%
Government Bonds 4.5%
Government of Canada, 5.50%, 6/1/09              CAD        655          432
-------------------------------------------------------------------------------
Province of Ontario, 1.875%, 1/25/10             JPY     30,000          284
-------------------------------------------------------------------------------
Royal Bank of Canada, 6.82%, 5/26/04             USD        500          497
-------------------------------------------------------------------------------
                                                                       1,213
-------------------------------------------------------------------------------
Short-term Investments 1.2%
J.P. Morgan, Fixed Deposit, 5.563%, 7/4/00       CAD        481          325
-------------------------------------------------------------------------------
                                                                         325
-------------------------------------------------------------------------------
Total Canada  (Cost $1,543)                                            1,538
-------------------------------------------------------------------------------

DENMARK 3.8%
Government Bonds 3.8%
Kingdom of Denmark
    6.00%, 11/15/02                              DKK      4,000          513
-------------------------------------------------------------------------------
    8.00%, 3/15/06                                        3,700          523
-------------------------------------------------------------------------------
Total Denmark  (Cost $1,180)                                           1,036
-------------------------------------------------------------------------------

FRANCE 8.5%
Government Bonds 8.5%
Bons du Tresor Annuel
    4.00%, 4/25/09                               EUR        235          203
-------------------------------------------------------------------------------
    4.50%, 7/12/02                                        1,795        1,697
-------------------------------------------------------------------------------
Caisse d'Amort Dette Sociale, 6.50%, 3/11/02     USD        200          198
-------------------------------------------------------------------------------
Obligation Assimilable du Tresor, 5.50%, 4/25/29 EUR        205          192
-------------------------------------------------------------------------------
Total France  (Cost $2,371)                                            2,290
-------------------------------------------------------------------------------

GERMANY 5.5%
Government Bonds 5.5%
Bundesrepublic
    4.50%, 5/17/02                               EUR        800   $      757
-------------------------------------------------------------------------------
    4.75%, 7/4/28                                           245          208
-------------------------------------------------------------------------------
    6.00%, 1/4/07                                           250          248
-------------------------------------------------------------------------------
    7.50%, 11/11/04                                         259          270
-------------------------------------------------------------------------------
Total Germany  (Cost $1,527)                                           1,483
-------------------------------------------------------------------------------

GREECE 2.6%
Government Bonds 2.0%
Hellenic Republic, 6.50%, 1/11/14                GRD    180,000          523
-------------------------------------------------------------------------------
                                                                         523
-------------------------------------------------------------------------------

Corporate Bonds 0.6%
Public Power, 4.50%, 3/12/09                     EUR        200          167
-------------------------------------------------------------------------------
                                                                         167
-------------------------------------------------------------------------------
Total Greece  (Cost $724)                                                690
-------------------------------------------------------------------------------

ITALY 1.6%
Government Bonds 1.6%
Buoni del Tesoro Poliennali
    7.25%, 11/1/26                                          133          149
-------------------------------------------------------------------------------
    9.00%, 10/1/03                                          269          284
-------------------------------------------------------------------------------
Total Italy  (Cost $531)                                                 433
-------------------------------------------------------------------------------

JAPAN 5.4%
Government Bonds 5.4%
Government of Japan
    0.90%, 12/22/08                              JPY     46,000          403
-------------------------------------------------------------------------------
    1.80%, 6/21/10                                       70,000          665
-------------------------------------------------------------------------------
    2.00%, 12/20/07                                      30,000          292
-------------------------------------------------------------------------------
    2.40%, 3/20/20                                       10,000           99
-------------------------------------------------------------------------------
Total Japan  (Cost $1,411)                                             1,459
-------------------------------------------------------------------------------

MEXICO 1.3%
Government Bonds 1.3%
United Mexican States, 11.50%, 5/15/26           USD        300   $      362
-------------------------------------------------------------------------------
Total Mexico  (Cost $335)                                                362
-------------------------------------------------------------------------------

NETHERLANDS 9.8%
Government Bonds 5.6%
Government of Netherlands
    5.50%, 1/15/28                               EUR        235          221
-------------------------------------------------------------------------------
    5.75%, 1/15/04                                        1,326        1,290
-------------------------------------------------------------------------------
                                                                       1,511
-------------------------------------------------------------------------------
Corporate Bonds 4.2%
Deutsche Telekom, 1.50%, 6/15/05                 JPY     50,000          471
-------------------------------------------------------------------------------
Dresdner Finance, 6.50%, 1/29/04                 USD        500          500
-------------------------------------------------------------------------------
Hermes Europe Railtel, 10.375%, 1/15/06          EUR         80           62
-------------------------------------------------------------------------------
IFCO Systems, 10.625%, 3/15/10                               50           50
-------------------------------------------------------------------------------
United Pan-Europe Communications, 10.875%, 8/1/09            75           63
-------------------------------------------------------------------------------
                                                                       1,146
-------------------------------------------------------------------------------
Total Netherlands  (Cost $3,027)                                       2,657
-------------------------------------------------------------------------------

POLAND 1.2%
Government Bonds 1.2%
Republic of Poland
    Par, STEP, 3.50%, 10/27/24                   USD        400          241
-------------------------------------------------------------------------------
    PDI, STEP, 6.00%, 10/27/14                              100           89
-------------------------------------------------------------------------------
Total Poland  (Cost $366)                                                330
-------------------------------------------------------------------------------

RUSSIA 1.0%
Government Bonds 1.0%
Government of Russia
Participation Agreement, Lehman Brothers,
    Russian roubles and OFZs, STEP
    0.00% - 25.00%,12/15/01 - 1/21/04            RUB      1,451           35
-------------------------------------------------------------------------------

Russian Federation, 11.75%, 6/10/03              USD         85   $       79
-------------------------------------------------------------------------------
Vnesheconombank
    IAN, FRN, 7.938%, 12/15/15 *                            220           68
-------------------------------------------------------------------------------
    Principal Loans, FRN, 7.938%, 12/15/20 *                330          102
-------------------------------------------------------------------------------
Total Russia  (Cost $447)                                                284
-------------------------------------------------------------------------------

SINGAPORE 0.8%
Corporate Bonds 0.8%
Development Bank of Singapore, 7.875%, 8/10/09              150          149
-------------------------------------------------------------------------------
Flextronics International, 9.75%, 7/1/10         EUR         75           73
-------------------------------------------------------------------------------
Total Singapore  (Cost $222)                                             222
-------------------------------------------------------------------------------

SOUTH AFRICA 2.1%
Government Bonds 2.1%
Republic of South Africa, 13.00%, 8/31/10        ZAR      4,000          553
-------------------------------------------------------------------------------
Total South Africa  (Cost $644)                                          553
-------------------------------------------------------------------------------

SOUTH KOREA 0.5%
Corporate Bonds 0.5%
Korea Development Bank, 1.875%, 2/13/02          JPY     15,000          142
-------------------------------------------------------------------------------
Total South Korea  (Cost $125)                                           142
-------------------------------------------------------------------------------

SPAIN 0.6%
Government Bonds 0.6%
Bonos del Estado, 6.00%, 1/31/29                 EUR        150          148
-------------------------------------------------------------------------------
Total Spain  (Cost $205)                                                 148
-------------------------------------------------------------------------------

SUPRANATIONAL 1.1%
Government Bonds 1.1%
European Investment Bank, 5.25%, 3/23/02                 65,000          308
-------------------------------------------------------------------------------
Total Supranational  (Cost $352)                                         308
-------------------------------------------------------------------------------

SWEDEN 1.0%
Government Bonds 1.0%
Kingdom of Sweden, 5.00%, 1/28/09                SEK      2,300   $      256
-------------------------------------------------------------------------------
Total Sweden  (Cost $257)                                                256
-------------------------------------------------------------------------------

TUNISIA 0.8%
Government Bonds 0.8%
Central Bank of Tunisia, 4.95%, 9/27/11          JPY     20,000          214
-------------------------------------------------------------------------------
Total Tunisia  (Cost $165)                                               214
-------------------------------------------------------------------------------

TURKEY 0.3%
Government Bonds 0.3%
Republic of Turkey, 11.875%, 1/15/30             USD         75           80
-------------------------------------------------------------------------------
Total Turkey  (Cost $80)                                                  80
-------------------------------------------------------------------------------

UNITED KINGDOM 5.0%
Government Bonds 1.3%
United Kingdom Treasury
    4.25%, 6/7/32                                GBP         50           74
-------------------------------------------------------------------------------
    6.00%, 12/7/28                                          150          282
-------------------------------------------------------------------------------
                                                                         356
-------------------------------------------------------------------------------
Corporate Bonds 3.7%
Abbey National Treasury, 5.25%, 1/21/04                     155          224
-------------------------------------------------------------------------------
Colt Telecom, 8.875%, 11/30/07                   EUR        160           78
-------------------------------------------------------------------------------
DONCASTERS, 8.125%, 5/1/09                       GBP         50           73
-------------------------------------------------------------------------------
Energis, 9.50%, 6/15/09                                      25           37
-------------------------------------------------------------------------------
LCR Finance, 4.75%, 12/31/10                                190          260
-------------------------------------------------------------------------------
Lloyds Bank, 5.625%, 7/15/49                     EUR        200          172
-------------------------------------------------------------------------------
Orange, 7.625%, 8/1/08                                      100           99
-------------------------------------------------------------------------------
Telewest Communications, STEP, 0%, 4/15/09       GBP         67           52
-------------------------------------------------------------------------------
                                                                         995
-------------------------------------------------------------------------------
Total United Kingdom  (Cost $2,068)                                    1,351
-------------------------------------------------------------------------------

UNITED STATES 43.4%
Government Bonds 18.5%
Federal National Mortgage Assn., 6.25%, 11/15/02 USD        350   $      345
-------------------------------------------------------------------------------
U.S. Treasury Bonds
    6.375%, 8/15/27                                       1,150        1,183
-------------------------------------------------------------------------------
    7.125%, 2/15/23                                         420          466
-------------------------------------------------------------------------------
    7.25%, 5/15/16                                        1,000        1,100
-------------------------------------------------------------------------------
U.S. Treasury Notes
    5.25%, 5/15/04                                          670          647
-------------------------------------------------------------------------------
    6.00%, 8/15/00 - 8/15/04                              1,250        1,243
-------------------------------------------------------------------------------
                                                                       4,984
-------------------------------------------------------------------------------
Corporate Bonds 15.6%
3M, 5.00%, 10/15/01                              EUR        500          241
-------------------------------------------------------------------------------
American Standard, 7.125%, 6/1/06                            80           74
-------------------------------------------------------------------------------
Aramark Services, 6.75%, 8/1/04                  USD        250          238
-------------------------------------------------------------------------------
Associates Corp., Sr. Notes, 6.903%, 5/8/03                 500          500
-------------------------------------------------------------------------------
Capital One Financial, 7.125%, 8/1/08                       150          135
-------------------------------------------------------------------------------
Caterpillar Financial Services, 6.691%, 8/1/02              500          501
-------------------------------------------------------------------------------

Dura Operating, 9.00%, 5/1/09                    EUR         28           26
-------------------------------------------------------------------------------
Hertz, 8.25%, 6/1/05                             USD        300          306
-------------------------------------------------------------------------------
Huntsman ICI Chemicals, 10.125%, 7/1/09          EUR         60           59
-------------------------------------------------------------------------------
KFW International Finance, 5.50%, 6/18/04                   360          527
-------------------------------------------------------------------------------
Metromedia Fiber Network, 10.00%, 12/15/09                   43           40
-------------------------------------------------------------------------------
Newell, 6.35%, 7/15/08                           USD        500          457
-------------------------------------------------------------------------------
Norfolk Southern, 7.35%, 5/15/07                            250          242
-------------------------------------------------------------------------------
NTL, STEP, 0%, 4/1/08                            GBP         80           74
-------------------------------------------------------------------------------
R&B Falcon, 6.75%, 4/15/05                       USD        250          225
-------------------------------------------------------------------------------
SunAmerica Institutional Funding
    5.125%, 4/15/08                              EUR        750          347
-------------------------------------------------------------------------------
    5.25%, 5/20/09                                        1,500          206
-------------------------------------------------------------------------------
                                                                       4,198
-------------------------------------------------------------------------------
Money Market Funds 9.3%
Reserve Investment Fund, 6.68% #                 USD      2,504        2,504
-------------------------------------------------------------------------------
                                                                       2,504
-------------------------------------------------------------------------------
Total United States  (Cost $11,418)                                   11,686
-------------------------------------------------------------------------------


Total Investments in Securities
102.9% of Net Assets (Cost $29,233)                               $   27,765

Forward Currency Exchange Contracts
In thousands
Counter-                                                         Unrealized
party           Settlement  Receive           Deliver            Gain (Loss)
--------------- ----------  ---------------   -----------------  ------------
Chase Manhattan    7/7/00   EUR       4,252   USD        4,080   $       (19)
Chase Manhattan    7/7/00   SEK       1,811   USD          198             7
Chase Manhattan    7/7/00   USD       1,905   EUR        2,035           (39)
Chase Manhattan    7/7/00   USD         207   SEK        1,811             2
Chase Manhattan   7/13/00   USD         705   DKK        5,640           (17)
J.P. Morgan       7/14/00   USD         620   ZAR        4,108            15
Citibank          8/25/00   JPY     320,587   USD        3,070           (18)
Citibank          9/18/00   DKK       2,091   SEK        2,300             6

Net unrealized gain (loss) on open forward
currency exchange contracts                                              (63)

Other Assets Less Liabilities                                           (715)

NET ASSETS                                                        $    26,987

    #  Seven-day yield
    *  Non-income producing
FLIRB  Front loaded interest reduction bond
  FRN  Floating rate note
  IAN  Interest arrears note
  PDI  Past due interest bond
 STEP Stepped coupon note for which the interest rate will adjust on specified future date(s)
  CAD  Canadian dollar
  DKK  Danish krone
  EUR  Euro
  GBP  British pound
  GRD  Greek drachma
  JPY  Japanese yen
  RUB  Russian rouble
  SEK  Swedish krona
  USD  U.S. dollar
  ZAR  South African rand

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Global Bond Fund
------------------------------
Unaudited                                                         June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                           In thousands

ASSETS

Investments in securities, at value (cost $29,233)            $    27,765
Securities lending collateral                                       3,825
Other assets                                                        1,121
Total assets                                                       32,711

LIABILITIES

Payable for investment securities purchased                         1,610
Obligation to return securities lending collateral                  3,825
Other liabilities                                                     289
Total liabilities                                                   5,724

NET ASSETS                                                    $    26,987
Net Assets Consist of:
Accumulated net investment income - net of distributions      $      (112)
Accumulated net realized gain/loss - net of distributions          (2,338)
Net unrealized gain (loss)                                         (1,535)
Paid-in-capital applicable to 3,012,921 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                 30,972

NET ASSETS                                                    $    26,987
NET ASSET VALUE PER SHARE                                     $      8.96

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price International Bond Fund
-------------------------------------
Unaudited                                                         June 30, 2000

PORTFOLIO OF INVESTMENTS                                  Par/Shares     Value

In thousands

AUSTRALIA 0.5%
Corporate Bonds 0.5%
Publishing & Broadcasting, 6.25%, 11/1/06         EUR      3,600   $     3,419
--------------------------------------------------------------------------------
Total Australia  (Cost $3,622)                                           3,419
--------------------------------------------------------------------------------

AUSTRIA 4.9%
Government Bonds 2.1%
Republic of Austria
    4.50%, 9/28/05                                JPY    600,000         6,627
--------------------------------------------------------------------------------
    4.75%, 12/20/04                                      750,000         8,207
--------------------------------------------------------------------------------
                                                                        14,834
--------------------------------------------------------------------------------
Short-Term Investments 2.8%
Citibank Fixed Deposit, 4.35%, 12/31/00           EUR     20,887        19,941
--------------------------------------------------------------------------------
                                                                        19,941
--------------------------------------------------------------------------------
Total Austria  (Cost $33,505)                                           34,775
--------------------------------------------------------------------------------

BULGARIA 0.9%
Government Bonds 0.9%
National Republic of Bulgaria
    FLIRB, STEP, 2.75%, 7/28/12                   USD      5,330         3,928
--------------------------------------------------------------------------------
    IAB, FRN, 7.063%, 7/28/11                              3,000         2,381
--------------------------------------------------------------------------------
Total Bulgaria  (Cost $5,776)                                            6,309
--------------------------------------------------------------------------------

CANADA 5.1%
Government Bonds 5.1%
Government of Canada
    6.00%, 6/1/08                                 CAD     24,845        16,881
--------------------------------------------------------------------------------
    9.75%, 6/1/21                                          9,750         9,558
--------------------------------------------------------------------------------
Province of Ontario, 1.875%, 1/25/10              JPY  1,000,000         9,453
--------------------------------------------------------------------------------
Total Canada  (Cost $36,276)                                            35,892
--------------------------------------------------------------------------------

DENMARK 4.8%
Government Bonds 4.8%
Kingdom of Denmark
    6.00%, 11/15/02                               DKK    100,000        12,820
--------------------------------------------------------------------------------
    8.00%, 3/15/06                                       150,000        21,230
--------------------------------------------------------------------------------
Total Denmark  (Cost $34,376)                                           34,050
--------------------------------------------------------------------------------

FRANCE 8.5%
Government Bonds 8.5%
Bons du Tresor Annuel
    4.00%, 4/25/09                                EUR      3,400   $     2,933
--------------------------------------------------------------------------------
    4.50%, 7/12/02                                        45,737        43,237
--------------------------------------------------------------------------------
    5.25%, 4/25/08                                         3,510         3,325
--------------------------------------------------------------------------------
    5.50%, 4/25/29                                        11,630        10,907
--------------------------------------------------------------------------------
Total France  (Cost $62,334)                                            60,402
--------------------------------------------------------------------------------

GERMANY 15.1%
Government Bonds 12.9%
Bundesrepublic
    4.50%, 5/17/02                                        33,690        31,881
--------------------------------------------------------------------------------
    4.75%, 7/4/28                                          8,500         7,207
--------------------------------------------------------------------------------
    5.25%, 1/4/08                                         28,200        26,885
--------------------------------------------------------------------------------
    6.00%, 1/4/07                                         17,030        16,909
--------------------------------------------------------------------------------
    6.50%, 7/4/27                                          2,000         2,141
--------------------------------------------------------------------------------
    7.50%, 11/11/04                                        6,400         6,653
--------------------------------------------------------------------------------
                                                                        91,676
--------------------------------------------------------------------------------
Corporate Bonds 2.2%
Bank Nederlandse Gemeenten
    5.25%, 10/1/01                                        14,300         6,981
--------------------------------------------------------------------------------
    6.25%, 8/10/00                                         6,000         2,933
--------------------------------------------------------------------------------
International Finance, 5.75%, 7/11/00                     11,000         5,371
--------------------------------------------------------------------------------
                                                                        15,285
--------------------------------------------------------------------------------
Total Germany  (Cost $109,792)                                         106,961
--------------------------------------------------------------------------------

GREECE 2.4%
Government Bonds 1.9%
Hellenic Republic, 6.50%, 1/11/14                 GRD  4,600,000        13,364
--------------------------------------------------------------------------------
                                                                        13,364
--------------------------------------------------------------------------------
Corporate Bonds 0.5%
Public Power, 4.50%, 3/12/09                      EUR      4,200         3,511
--------------------------------------------------------------------------------
                                                                         3,511
--------------------------------------------------------------------------------
Total Greece  (Cost $17,600)                                            16,875
--------------------------------------------------------------------------------

ITALY 4.4%
Government Bonds 4.4%
Buoni del Tesoro Poliennali
    7.25%, 11/1/26                                EUR      2,350   $     2,631
--------------------------------------------------------------------------------
    9.00%, 10/1/03                                        26,923        28,487
--------------------------------------------------------------------------------
Total Italy  (Cost $39,831)                                             31,118
--------------------------------------------------------------------------------

JAPAN 9.9%
Government Bonds 9.9%
Government of Japan
    0.90%, 12/22/08                               JPY  3,200,000        28,076
--------------------------------------------------------------------------------
    1.80%, 6/21/10                                     2,700,000        25,649
--------------------------------------------------------------------------------
    2.00%, 12/20/07                                    1,200,000        11,691
--------------------------------------------------------------------------------
    2.40%, 3/20/20                                       475,000         4,679
--------------------------------------------------------------------------------
Total Japan  (Cost $66,561)                                             70,095
--------------------------------------------------------------------------------

LUXEMBOURG 0.1%
Corporate Bonds 0.1%
Carrier One, 13.25%, 2/15/09                      EUR        780           763
--------------------------------------------------------------------------------
Total Luxembourg  (Cost $813)                                              763
--------------------------------------------------------------------------------

MEXICO 1.4%
Government Bonds 1.4%
United Mexican States
    Par (with attached value recovery rights)
        3.85%, 12/31/19                           JPY    200,000         1,828
--------------------------------------------------------------------------------
    Par (Series W-A) (with attached value
        recovery rights)
        6.25%, 12/31/19                           USD        250           208
--------------------------------------------------------------------------------
    Par (Series W-B) (with attached value
        recovery rights)
        6.25%, 12/31/19                                      500           416
--------------------------------------------------------------------------------
    11.50%, 5/15/26                                        6,365         7,678
--------------------------------------------------------------------------------
Total Mexico  (Cost $9,229)                                             10,130
--------------------------------------------------------------------------------

NETHERLANDS 5.5%
Government Bonds 3.9%
Government of Netherlands, 5.75%, 1/15/04         EUR     28,530   $    27,761
--------------------------------------------------------------------------------
                                                                        27,761
--------------------------------------------------------------------------------
Corporate Bonds 1.6%
Hermes Europe Railtel, 10.375%, 1/15/06                    1,910         1,486
--------------------------------------------------------------------------------
IFCO Systems, 10.625%, 3/15/10                             1,175         1,172
--------------------------------------------------------------------------------
Tecnost International, 5.375%, 7/30/04                     7,400         6,721
--------------------------------------------------------------------------------
United Pan-Europe Communications, 10.875%,8/1/09          2,000         1,671
--------------------------------------------------------------------------------
                                                                        11,050
--------------------------------------------------------------------------------
Total Netherlands  (Cost $44,686)                                       38,811
--------------------------------------------------------------------------------

POLAND 1.3%
Government Bonds 1.3%
Republic of Poland
    Par, STEP, 3.50%, 10/27/24                    USD     10,000         6,019
--------------------------------------------------------------------------------
    PDI, 6.00%, 10/27/14                                   3,575         3,190
--------------------------------------------------------------------------------
Total Poland  (Cost $10,100)                                             9,209
--------------------------------------------------------------------------------

RUSSIA 0.8%
Government Bonds 0.8%
Government of Russia
Participation Agreement, Lehman Brothers,
    Russian roubles and OFZs, STEP
    0.00 - 25.00%, 12/15/01 - 1/21/04             RUB     38,701           866
--------------------------------------------------------------------------------
Russia Ministry of Finance, 11.75%, 6/10/03       USD      2,000         1,859
--------------------------------------------------------------------------------
Vnesheconombank
    IAN, FRN, 7.938%, 12/15/15 *                  USD      5,721         1,777
--------------------------------------------------------------------------------
    Principal Loans, FRN, 7.938%, 12/15/20 *               4,780         1,470
--------------------------------------------------------------------------------
Total Russia  (Cost $8,996)                                              5,972
--------------------------------------------------------------------------------

SINGAPORE 0.3%
Corporate Bonds 0.3%
Flextronics, 9.75%, 7/1/10                        EUR      2,000         1,957
--------------------------------------------------------------------------------
Total Singapore  (Cost $1,941)                                           1,957
--------------------------------------------------------------------------------

SLOVENIA 0.3%
Government Bonds 0.3%
Republic of Slovenia, 5.375%, 5/27/05             EUR      2,200   $     2,048
--------------------------------------------------------------------------------
Total Slovenia  (Cost $2,482)                                            2,048
--------------------------------------------------------------------------------

SOUTH AFRICA 2.5%
Government Bonds 2.5%
Republic of South Africa, 13.00%, 8/31/10         ZAR    127,000        17,546
--------------------------------------------------------------------------------
Total South Africa  (Cost $20,094)                                      17,546
--------------------------------------------------------------------------------

SOUTH KOREA 1.5%
Government Bonds 1.1%
Korea Development Bank
    1.875%, 2/13/02                               JPY    410,000         3,891
--------------------------------------------------------------------------------
    2.56%, 6/26/01                                       400,000         3,816
--------------------------------------------------------------------------------
                                                                         7,707
--------------------------------------------------------------------------------
Corporate Bonds 0.4%
Korea Industrial Leasing, 2.20%, 8/7/02                  330,000         3,141
--------------------------------------------------------------------------------
                                                                         3,141
--------------------------------------------------------------------------------
Total South Korea  (Cost $9,251)                                        10,848
--------------------------------------------------------------------------------

SPAIN 3.0%
Government Bonds 3.0%
Bonos del Estado
    6.00%, 1/31/29                                EUR      7,513         7,379
--------------------------------------------------------------------------------
    6.15%, 1/31/13                                        14,341        14,272
--------------------------------------------------------------------------------
Total Spain  (Cost $29,146)                                             21,651
--------------------------------------------------------------------------------

SUPRANATIONAL 1.2%
Government Bonds 1.2%
European Investment Bank
    2.125%, 9/20/07                               JPY    500,000         4,954
--------------------------------------------------------------------------------
    5.25%, 3/23/02                                EUR    700,000         3,320
--------------------------------------------------------------------------------
Total Supranational  (Cost $8,689)                                       8,274
--------------------------------------------------------------------------------

SWEDEN 1.3%
Government Bonds 1.3%
Kingdom of Sweden, 5.00%, 1/28/09                 SEK     82,200   $     9,141
--------------------------------------------------------------------------------
Total Sweden  (Cost $9,192)                                              9,141
--------------------------------------------------------------------------------

TUNISIA 0.6%
Government Bonds 0.6%
Central Bank of Tunisia, 4.95%, 9/27/11           JPY    400,000         4,274
--------------------------------------------------------------------------------
Total Tunisia  (Cost $3,310)                                             4,274
--------------------------------------------------------------------------------

TURKEY 0.3%
Government Bonds 0.3%
Republic of Turkey, 11.875%, 1/15/30              USD      2,000         2,130
--------------------------------------------------------------------------------
Total Turkey  (Cost $2,137)                                              2,130
--------------------------------------------------------------------------------

UNITED KINGDOM 7.1%
Government Bonds 2.1%
United Kingdom Treasury
    4.25%, 6/7/32                                 GBP      4,500         6,693
--------------------------------------------------------------------------------
    9.00%, 10/13/08                                        1,760         3,289
--------------------------------------------------------------------------------
    6.00%, 12/7/28                                         2,770         5,199
--------------------------------------------------------------------------------
                                                                        15,181
--------------------------------------------------------------------------------
Corporate Bonds 5.0%
Abbey National Treasury, 5.25%, 1/21/04                    4,780         6,920
--------------------------------------------------------------------------------
Alliance & Leicester Building Society,
        8.75%, 12/7/06                                     3,900         6,335
--------------------------------------------------------------------------------
Colt Telecom, 8.875%, 11/30/07                    EUR      2,890         1,404
--------------------------------------------------------------------------------
DONCASTERS, 8.125%, 5/1/09                        GBP      1,110         1,608
--------------------------------------------------------------------------------
Energis, 9.50%, 6/15/09                                      555           819
--------------------------------------------------------------------------------
Gallaher Group, 5.875%, 8/6/08                    EUR      3,600         1,628
--------------------------------------------------------------------------------
LCR Finance, 4.75%, 12/31/10                      GBP      2,700         3,694
--------------------------------------------------------------------------------
Lloyds Bank, 5.625%, 7/15/49                      EUR      3,900         3,360
--------------------------------------------------------------------------------
Orange, 7.625%, 8/1/08                                     2,000         1,986
--------------------------------------------------------------------------------
Stagecoach Holdings, 6.00%, 11/24/04                       1,850         1,599
--------------------------------------------------------------------------------
Standard Charter Bank, 5.375%, 5/6/09                      4,000         3,467
--------------------------------------------------------------------------------
TDL Infomedia Group, 12.125%, 10/15/09            GBP        820   $     1,250
--------------------------------------------------------------------------------
Telewest Communications, STEP, 0%, 4/15/09                 1,610         1,255
--------------------------------------------------------------------------------
                                                                        35,325
--------------------------------------------------------------------------------
Total United Kingdom  (Cost $54,030)                                    50,506
--------------------------------------------------------------------------------

UNITED STATES 21.3%
Corporate Bonds 9.9%
3M, 5.00%, 10/15/01                               EUR      8,350         4,023
--------------------------------------------------------------------------------
American Standard, 7.125%, 6/1/06                          2,000         1,843
--------------------------------------------------------------------------------
Dura Operating, 9.00%, 5/1/09                                750           694
--------------------------------------------------------------------------------
Huntsman ICI Chemicals, 10.125%, 7/1/09                    1,600         1,581
--------------------------------------------------------------------------------
KFW International Finance
    5.50%, 6/18/04                                GBP     19,780        28,940
--------------------------------------------------------------------------------
    6.75%, 6/20/05                                EUR      9,616         9,666
--------------------------------------------------------------------------------
Level 3 Communications, 11.25%, 3/15/10                    1,175         1,071

--------------------------------------------------------------------------------
Metromedia Fiber Network, 10.00%, 12/15/09                 1,047           965
--------------------------------------------------------------------------------
NTL, STEP, 0%, 4/1/08                             GBP      1,930         1,796
--------------------------------------------------------------------------------
SunAmerica Institutional Funding
    5.125%, 4/15/08                               EUR     15,800         7,320
--------------------------------------------------------------------------------
    5.25%, 5/20/09                                        32,600         4,466
--------------------------------------------------------------------------------
Toyota Motor Credit, 1.00%, 12/20/04              JPY    850,000         7,960
--------------------------------------------------------------------------------
                                                                        70,325
--------------------------------------------------------------------------------
Money Market Funds 11.4%
Reserve Investment Fund, 6.68% #                  USD     80,973        80,973
--------------------------------------------------------------------------------
                                                                        80,973
--------------------------------------------------------------------------------
Total United States  (Cost $161,257)                                   151,298
--------------------------------------------------------------------------------

Total Investments in Securities
105.0% of Net Assets (Cost $785,026)                               $   744,454

Forward Currency Exchange Contracts
In thousands
Counter-                                                           Unrealized
party           Settlement  Receive             Deliver            Gain (Loss)
--------------- ----------  -----------------   ----------------   ------------
Chase Manhattan    7/6/00   AUD         9,000   USD       5,359    $        24
Chase Manhattan    7/7/00   EUR        34,377   USD      32,949           (114)
Chase Manhattan    7/7/00   USD        31,438   EUR      34,377         (1,397)
J.P. Morgan       7/14/00   USD        19,269   ZAR     127,777            463
Chase Manhattan   7/21/00   SEK        19,171   USD       2,224            (47)
J.P. Morgan       7/26/00   EUR         9,396   JPY     933,918            140
Chase Manhattan   7/26/00   JPY       404,734   DKK      30,218            (38)
Citibank          7/26/00   JPY     1,392,622   GBP       8,440            413
Citibank          8/25/00   JPY     8,414,565   USD      80,578           (471)
Citibank          9/18/00   DKK        86,383   SEK      95,000            252
J.P. Morgan       9/18/00   NOK       150,094   USD      17,500            (10)

Net unrealized gain (loss) on open forward
currency exchange contracts                                               (785)

Other Assets Less Liabilities                                          (34,885)

NET ASSETS                                                         $   708,784

    #  Seven-day yield
    *  Non-income producing
FLIRB  Front loaded interest reduction bond
  FRN  Floating rate bond
  IAB  Interest arrears bond
  IAN  Interest arrears note
  PDI  Past due interest bond
 STEP Stepped coupon note for which the interest rate will adjust on specified future date(s)
  AUD  Australian dollar
  CAD  Canadian dollar
  CHF  Swiss franc
  DKK  Danish krone
  EUR  Euro
  GBP  British pound
  GRD  Greek drachma
  JPY  Japanese yen
  NOK  Norwegian krone
  RUB  Russian rouble
  SEK  Swedish krona
  USD  U.S. dollar
  ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Bond Fund
-------------------------------------
Unaudited                                                         June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                           In thousands

ASSETS

Investments in securities, at value (cost $785,026)          $     744,454
Securities lending collateral                                      201,948
Other assets                                                        15,629
Total assets                                                       962,031

LIABILITIES

Payable for investment securities purchased                         44,390
Obligation to return securities lending collateral                 201,948
Other liabilities                                                    6,909
Total liabilities                                                  253,247

NET ASSETS                                                   $     708,784
Net Assets Consist of:
Accumulated net investment income - net of distributions     $      (2,621)
Accumulated net realized gain/loss - net of distributions          (64,081)
Net unrealized gain (loss)                                         (41,420)
Paid-in-capital applicable to 81,818,737 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                 816,906

NET ASSETS                                                   $     708,784

International Bond shares
($708,766,653/81,816,767 shares outstanding)                 $        8.66
International Bond Advisor Class shares
($17,071/1,970 shares outstanding)                           $        8.67

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Emerging Markets Bond Fund
----------------------------------------
Unaudited                                                         June 30, 2000

PORTFOLIO OF INVESTMENTS                               Par/Shares      Value
------------------------                               ----------      -----
In thousands

 ARGENTINA 5.7%
 Government Bonds 3.3%
 Rebublic of Argentina
     FRB, 7.375%, 3/31/05                         USD      2,160   $     1,972
--------------------------------------------------------------------------------
     11.375%, 3/15/10                                      3,000         2,738
--------------------------------------------------------------------------------
     11.75%, 6/15/15                                       1,000           909
--------------------------------------------------------------------------------
     STEP, 12.50%, 3/31/23                                 3,350         2,219
--------------------------------------------------------------------------------
                                                                         7,838
--------------------------------------------------------------------------------
 Corporate Bonds 1.1%
 CEI Citicorp, 11.25%, 2/14/07                    ARS      1,000           961
--------------------------------------------------------------------------------
 CIA International Telecommunications,
        10.375%, 8/1/04                                    1,000           840
--------------------------------------------------------------------------------
                                                                         1,801
--------------------------------------------------------------------------------
 Total Argentina  (Cost $9,628)                                          9,639
--------------------------------------------------------------------------------

 BRAZIL 19.2%
 Government Bonds 17.0%
 Federative Republic of Brazil, 11.625%, 4/15/04  USD      2,550         2,578
--------------------------------------------------------------------------------
 Republic of Brazil
     Par, FRN, 6.00%, 4/15/24                              4,750         3,107
--------------------------------------------------------------------------------
     Discount, FRN, 7.375%, 4/15/24                        2,000         1,582
--------------------------------------------------------------------------------
     EI, FRN, 7.375%, 4/15/06                              7,254         6,615
--------------------------------------------------------------------------------
     DCB, FRN, 7.438%, 4/15/12                             5,500         4,054
--------------------------------------------------------------------------------
     (Class C), 8.00%, 4/15/14                             8,620         6,341
--------------------------------------------------------------------------------
     10.125%, 5/15/27                                      3,495         2,761
--------------------------------------------------------------------------------
     14.50%, 10/15/09                                      1,627         1,733
--------------------------------------------------------------------------------
                                                                        28,771
--------------------------------------------------------------------------------
 Corporate Bonds 2.2%
 Banco Nac De Desen Econo, 12.554%, 6/16/08                4,000         3,730
--------------------------------------------------------------------------------
                                                                         3,730
--------------------------------------------------------------------------------
 Total Brazil  (Cost $30,890)                                           32,501
--------------------------------------------------------------------------------

 BULGARIA 8.0%
 Government Bonds 8.0%
 National Republic of Bulgaria
     LIRB, VR, 2.75%, 7/28/12                     USD      8,520         6,278
--------------------------------------------------------------------------------
     IAB, FRN, 7.063%, 7/28/11                             5,900         4,683
--------------------------------------------------------------------------------
     Discount (Series A), FRN, 7.063%, 7/28/24             3,325         2,635
--------------------------------------------------------------------------------
 Total Bulgaria  (Cost $12,426)                                         13,596
--------------------------------------------------------------------------------

 COLOMBIA 1.7%
 Government Bonds 1.7%
 Republic of Columbia, 9.75%, 4/23/09                      3,770   $     2,969
--------------------------------------------------------------------------------
 Total Colombia  (Cost $3,370)                                           2,969
--------------------------------------------------------------------------------

 ECUADOR 1.7%
 Government Bonds 1.7%
 Republic of Ecuador, Discount, FRN,
        6.75%, 2/28/25                                    7,250         2,882
--------------------------------------------------------------------------------
 Total Ecuador  (Cost $3,642)                                            2,882
--------------------------------------------------------------------------------

 GABON 1.8%
 Government Bonds 1.8%
 Republic of Gabon, Loan Participation, FRN,
        6.688%, 1/4/04                                     5,090         3,054
--------------------------------------------------------------------------------
 Total Gabon  (Cost $3,632)                                              3,054
--------------------------------------------------------------------------------

 INDONESIA 0.4%
 Convertible Bonds 0.4%
 APP Finance (VII) Mauritius, (144a),
        3.50%, 4/30/03                                     1,000           735
--------------------------------------------------------------------------------
 Total Indonesia  (Cost $871)                                              735
--------------------------------------------------------------------------------

 IVORY COAST 0.9%
 Government Bonds 0.9%
 Republic of Ivory Coast, PDI, STEP,
        1.90%, 3/30/18                            EUR     65,897         1,535
--------------------------------------------------------------------------------
 Total Ivory Coast  (Cost $3,217)                                        1,535
--------------------------------------------------------------------------------

 MEXICO 16.0%
 Government Bonds 13.2%
 United Mexican States
     11.50%, 5/15/26                              USD     10,724        12,936
--------------------------------------------------------------------------------
     Par (Series W-A), 6.25%, 12/31/19
         (with attached value recovery rights)             4,750         3,948
--------------------------------------------------------------------------------
     Par (Series W-B), 6.25%, 12/31/19
         (with attached value recovery rights)             6,650         5,528
--------------------------------------------------------------------------------
                                                                        22,412
--------------------------------------------------------------------------------
 Corporate Bonds 2.8%
 Petroleos Mexicanos, 9.25%, 3/30/18                       5,000   $     4,769
--------------------------------------------------------------------------------
                                                                         4,769
--------------------------------------------------------------------------------
 Total Mexico  (Cost $25,118)                                           27,181
--------------------------------------------------------------------------------

 MOROCCO 1.6%
 Government Bonds 1.6%
 Kingdom of Morrocco Restructured Loan(TrancheA)
         Loan Participation, FRN, 7.75%, 1/1/09            2,955         2,659
--------------------------------------------------------------------------------
 Total Morocco  (Cost $2,420)                                            2,659
--------------------------------------------------------------------------------

 NETHERLANDS 1.3%
 Corporate Bonds 1.3%
 Cellco Finance, 15.00%, 8/1/05                            2,000         2,150
--------------------------------------------------------------------------------
 Total Netherlands  (Cost $2,000)                                        2,150
--------------------------------------------------------------------------------

 NIGERIA 3.5%
 Government Bonds 3.5%
 Central Bank of Nigeria
     Promissory Notes, 3.115%, 1/5/10                      6,300         1,703
--------------------------------------------------------------------------------
     Par (Series WW), STEP, 6.25%, 11/15/20
     (with attached payment adjustment warrants)           8,250         4,207
--------------------------------------------------------------------------------
 Total Nigeria  (Cost $7,516)                                            5,910
--------------------------------------------------------------------------------

 PANAMA 2.9%
 Government Bonds 2.9%
 Republic of Panama, IRB, VR, 4.25%, 7/17/14               6,250         5,008
--------------------------------------------------------------------------------
 Total Panama  (Cost $5,075)                                             5,008
--------------------------------------------------------------------------------

 PERU 2.6%
 Government Bonds 2.6%
 Republic of Peru, IRB (US Series), VR,
        3.75%, 3/7/17                                      7,145         4,341
--------------------------------------------------------------------------------
 Total Peru  (Cost $4,010)                                               4,341
--------------------------------------------------------------------------------

 PHILIPPINES 0.9%
 Government Bonds 0.5%
 Republic of Philippines, 8.875%, 4/15/08                  1,000   $       912
--------------------------------------------------------------------------------
                                                                           912
--------------------------------------------------------------------------------
 Corporate Bonds 0.4%
 Bayan Telecommunications, 13.50%, 7/15/06                 1,000           605
--------------------------------------------------------------------------------
                                                                           605
--------------------------------------------------------------------------------
 Total Philippines  (Cost $1,928)                                        1,517
--------------------------------------------------------------------------------

 POLAND 2.8%
 Government Bonds 2.8%
 Republic of Poland
     Par, STEP, 3.50%, 10/27/24                            3,500         2,107
--------------------------------------------------------------------------------
     PDI, STEP, 6.00%, 10/27/14                            3,000         2,677
--------------------------------------------------------------------------------
 Total Poland  (Cost $5,047)                                             4,784
--------------------------------------------------------------------------------

 RUSSIA 13.7%
 Government Bonds 13.0%
 City of St. Petersburg, 9.50%, 6/18/02                    2,500         2,106
--------------------------------------------------------------------------------
 Government of Russia
 Participation Agreement, Lehman Brothers
     Russian roubles and OFZs, STEP
     0.00% - 25.00%, 12/15/01 - 1/21/04           RUB     37,140           831
--------------------------------------------------------------------------------
 Russian Federation
     10.00%, 6/26/07                              USD      1,000           774
--------------------------------------------------------------------------------
     11.75%, 6/10/03                                       1,465         1,362
--------------------------------------------------------------------------------
 Vnesheconombank
     IAN, FRN, 5.969%, 12/15/15 *                          9,449         2,935
--------------------------------------------------------------------------------
     Principal Loans, FRN, 5.969%, 12/15/20 *             45,370        13,951
--------------------------------------------------------------------------------
                                                                        21,959
--------------------------------------------------------------------------------
 Corporate Bonds 0.1%
 Rossiyskiy Kredit Bank, 10.25%, 9/29/00 *                 1,000           158
--------------------------------------------------------------------------------
                                                                           158
--------------------------------------------------------------------------------
 Convertible Bonds 0.6%
 Lukinter Finance, 3.50%, 5/6/02                           1,000   $     1,027
--------------------------------------------------------------------------------
                                                                         1,027
--------------------------------------------------------------------------------
 Total Russia  (Cost $17,988)                                           23,144
--------------------------------------------------------------------------------

 SOUTH AFRICA 1.6%
 Government Bonds 1.6%
 Republic of South Africa, 13.00%, 8/31/10                20,000         2,763
--------------------------------------------------------------------------------
 Total South Africa  (Cost $3,121)                                       2,763
--------------------------------------------------------------------------------

 THAILAND 0.0%
 Warrants 0.0%
 NSM Steel, Warrants, 2/1/08 *                               633             1
--------------------------------------------------------------------------------
                                                                             1
--------------------------------------------------------------------------------
 Corporate Bonds 0.0%
 NSM Steel, (144a), 12.25%, 2/1/08 *                       1,000            10
--------------------------------------------------------------------------------
                                                                            10
--------------------------------------------------------------------------------
 Total Thailand  (Cost $948)                                                11
--------------------------------------------------------------------------------

 TURKEY 2.5%
 Government Bonds 2.5%
 Republic of Turkey, 11.875%, 1/15/30                      4,000         4,260
--------------------------------------------------------------------------------
 Total Turkey  (Cost $4,145)                                             4,260
--------------------------------------------------------------------------------

 VENEZUELA 4.1%
 Government Bonds 4.1%
 Republic of Venezuela
     DCB, FRN, 7.875%, 12/18/07                   USD      7,679         6,241
--------------------------------------------------------------------------------
     Discount, FRN,(Series X-B), 6.875%, 3/31/20           1,000           770
--------------------------------------------------------------------------------
 Total Venezuela  (Cost $6,728)                                          7,011
--------------------------------------------------------------------------------

 UNITED STATES 4.6%
 Money Market Funds 4.6%
 Reserve Investment Fund, 6.68% #                          7,840         7,840
--------------------------------------------------------------------------------
 Total United States  (Cost $7,840)                                      7,840
--------------------------------------------------------------------------------


Total Investments in Securities
97.5% of Net Assets  (Cost $161,520)                               $   165,491

Forward Currency Exchange Contracts
In thousands
Counter-                                                      Unrealized
party            Settlement  Receive          Deliver         Gain (Loss)
---------------- ----------  --------------   --------------  ------------
Chase Manhattan     7/7/00   EUR      1,000   USD       963   $        (8)
Citibank            7/7/00   EUR      1,000   USD       962             7

Net unrealized gain (loss) on open forward
currency exchange contracts                                                 (1)

Other Assets Less Liabilities                                            4,203

NET ASSETS                                                         $   169,693

    #  Seven-day yield
    *  Non-income producing
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to .44% of net assets.
  DCB  Debt conversion bond
   EI  Eligible interest bond
FLIRB  Front loaded interest reduction bond
  FRB  Floating rate bond
  FRN  Floating rate note
  IAB  Interest arrears bond
  IAN  Interest arrears note
  IRB  Interest reduction bond
  PDI  Past due interest bond
 STEP Stepped coupon note for which the interest rate will adjust on specified future date(s)
  ARS  Argentinean peso
  USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Emerging Markets Bond Fund
----------------------------------------
Unaudited                                                         June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                               In thousands

ASSETS

Investments in securities, at value (cost $161,520)         $        165,491
Securities lending collateral                                         13,000
Other assets                                                           7,043
Total assets                                                         185,534

LIABILITIES

Obligation to return securities lending collateral                    13,000
Other liabilities                                                      2,841
Total liabilities                                                     15,841

NET ASSETS                                                  $        169,693
Net Assets Consist of:
Accumulated net investment income - net of distributions    $        (1,545)
Accumulated net realized gain/loss - net of distributions           (23,844)
Net unrealized gain (loss)                                            3,972
Paid-in-capital applicable to 16,304,842 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                  191,110

NET ASSETS                                                  $       169,693
NET ASSET VALUE PER SHARE                                   $         10.41

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Global Bond Fund
------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                      6 Months
                                                                         Ended
                                                                       6/30/00
  Investment Income (Loss)
  Income
   Interest                                                       $        862
   Securities lending                                                        1
-------------------------------------------------------------------------------
   Total income                                                            863
-------------------------------------------------------------------------------
  Expenses
   Custody and accounting                                                   65
   Shareholder servicing                                                    44
   Legal and audit                                                          18
   Registration                                                             13
   Prospectus and shareholder reports                                        4
   Directors                                                                 4
   Miscellaneous                                                             2
   Reimbursed by manager                                                    (4)
-------------------------------------------------------------------------------
   Total expenses                                                          146
-------------------------------------------------------------------------------
  Net investment income (loss)                                             717
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                           (1,053)
   Foreign currency transactions                                          (387)
-------------------------------------------------------------------------------
   Net realized gain (loss)                                             (1,440)
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss
   Securities                                                              402
   Other assets and liabilities
   denominated in foreign currencies                                      (123)
-------------------------------------------------------------------------------
   Change in net unrealized gain or loss                                   279
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                               (1,161)
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $       (444)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Bond Fund
-------------------------------------                                Unaudited
STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                      6 Months
                                                                         Ended
                                                                       6/30/00
  Investment Income (Loss)
  Income
   Interest                                                       $     19,345
   Securities lending                                                      131
-------------------------------------------------------------------------------
   Total income                                                         19,476
-------------------------------------------------------------------------------
  Expenses

   Investment management                                                 2,372
   Shareholder servicing
     International Bond shares                                             640
     International Bond Advisor Class shares                                 -
   Custody and accounting                                                  146
   Prospectus and shareholder reports
     International Bond shares                                              31
     International Bond Advisor Class shares                                 -
   Legal and audit                                                          24
   Registration                                                             13
   Directors                                                                 4
   Miscellaneous                                                             3
-------------------------------------------------------------------------------
   Total expenses                                                        3,233
   Expenses paid indirectly                                                 (4)
-------------------------------------------------------------------------------
   Net expenses                                                          3,229
-------------------------------------------------------------------------------
  Net investment income (loss)                                          16,247
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                          (44,160)
   Foreign currency transactions                                        (6,201)
-------------------------------------------------------------------------------
   Net realized gain (loss)                                            (50,361)
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss
   Securities                                                           10,851
   Other assets and liabilities
   denominated in foreign currencies                                    (1,221)
-------------------------------------------------------------------------------
   Change in net unrealized gain or loss                                 9,630
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              (40,731)
-------------------------------------------------------------------------------

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $    (24,484)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Emerging Markets Bond Fund
----------------------------------------                             Unaudited
STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                      6 Months
                                                                         Ended
                                                                       6/30/00
  Investment Income (Loss)
  Income
   Interest                                                       $      9,112
   Securities lending                                                       38
-------------------------------------------------------------------------------
   Total income                                                          9,150
-------------------------------------------------------------------------------
  Expenses

   Investment management                                                   725
   Shareholder servicing                                                   216
   Custody and accounting                                                   84
   Legal and audit                                                          17
   Registration                                                             13
   Prospectus and shareholder reports                                        8
   Directors                                                                 4
   Miscellaneous                                                             2
-------------------------------------------------------------------------------
   Total expenses                                                        1,069
-------------------------------------------------------------------------------
  Net investment income (loss)                                           8,081
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                             (755)
   Foreign currency transactions                                            93
-------------------------------------------------------------------------------
   Net realized gain (loss)                                               (662)
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss
   Securities                                                            5,576
   Other assets and liabilities
   denominated in foreign currencies                                        22
-------------------------------------------------------------------------------
   Change in net unrealized gain or loss                                 5,598
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                                4,936
-------------------------------------------------------------------------------

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     13,017

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Global Bond Fund
------------------------------                                       Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/00       12/31/99
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $      717    $     1,535
   Net realized gain (loss)                              (1,440)        (1,471)
   Change in net unrealized gain or loss                    279         (2,854)
--------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations       (444)        (2,790)
--------------------------------------------------------------------------------
  Distributions to shareholders

   Net investment income (loss)                            (717)        (1,219)
   Net realized gain                                          -           (437)
   Tax return of capital                                      -           (368)
--------------------------------------------------------------------------------
   Decrease in net assets from distributions               (717)        (2,024)
--------------------------------------------------------------------------------

  Capital share transactions *
   Shares sold                                            1,715          5,173
   Distributions reinvested                                 551          1,576
   Shares redeemed                                       (6,454)       (11,525)
--------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    (4,188)        (4,776)
--------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                      (5,349)        (9,590)
  Beginning of period                                    32,336         41,926
--------------------------------------------------------------------------------
  End of period                                      $   26,987    $    32,336

*Share information
   Shares sold                                              190            539
   Distributions reinvested                                  62            161
   Shares redeemed                                         (721)        (1,206)
--------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding               (469)          (506)

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price International Bond Fund
------------------------------                                       Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/00       12/31/99
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $   16,247    $    34,164
   Net realized gain (loss)                             (50,361)       (28,830)
   Change in net unrealized gain or loss                  9,630        (80,569)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations    (24,484)       (75,235)
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income
     International Bond shares                          (16,247)       (31,573)
   Net realized gain
     International Bond shares                                -         (9,113)
   Tax return of capital
     International Bond shares                                -         (4,316)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions            (16,247)       (45,002)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold
     International Bond shares                           74,764        200,275
     International Bond Advisor Class shares                 17              -
-------------------------------------------------------------------------------
   Increase in net assets from shares sold               74,781        200,275
   Distributions reinvested
     International Bond shares                           15,173         41,591
   Shares redeemed
     International Bond shares                         (119,111)      (269,428)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from
   capital share transactions                           (29,157)       (27,562)
-------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                     (69,888)      (147,799)
  Beginning of period                                   778,672        926,471
-------------------------------------------------------------------------------
  End of period                                      $  708,784    $   778,672

*Share information
   Shares sold
     International Bond shares                            8,630         20,529
     International Bond Advisor Class shares                  2              -
   Distributions reinvested
     International Bond shares                            1,752          4,306
   Shares redeemed
     International Bond shares                          (13,576)       (28,365)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding             (3,192)        (3,530)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Emerging Markets Bond Fund
------------------------------                                       Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/00       12/31/99
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $    8,081    $    16,872
   Net realized gain (loss)                                (662)       (19,600)
   Change in net unrealized gain or loss                  5,598         36,561
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     13,017         33,833
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                 (8,098)       (12,647)
   Net realized gain                                          -              -
   Tax return of capital                                      -         (6,021)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions             (8,098)       (18,668)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                           24,076         37,157
   Distributions reinvested                               7,356         17,017
   Shares redeemed                                      (39,736)       (44,372)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    (8,304)         9,802
-------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                      (3,385)        24,967
  Beginning of period                                   173,078        148,111
-------------------------------------------------------------------------------
  End of period                                      $  169,693    $   173,078

*Share information

   Shares sold                                            2,325          3,989
   Distributions reinvested                                 716          1,827
   Shares redeemed                                       (3,851)        (4,756)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding               (810)         1,060

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------
Unaudited                                                         June 30, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Bond Fund (the Global
Fund), the International Bond Fund (the International Fund), and the Emerging Markets Bond Fund (the Emerging Markets Fund), nondiversified, open-end management investment companies, are three of the portfolios established by the corporation and commenced operations on December 31, 1990, September 10, 1986, and December 30, 1994, respectively. The Global Fund seeks high current income and, secondarily, capital appreciation and protection of principal by investing primarily in high-quality foreign and U.S. government bonds. The International Fund seeks high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated foreign bonds. The Emerging Markets Fund seeks high income and capital appreciation by investing primarily in the government and corporate debt securities of emerging nations. The International Fund has two classes of sharesNInternational Bond, offered since September 10, 1986, and International Bond Advisor Class, first offered on March 31, 2000. International Bond Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining each fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Class Accounting The International Bond Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis, and paid monthly. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily univested cash balances at the custodian and are used to reduce each fund's custody charges. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Emerging Markets At June 30, 2000, each fund held investments in securities of companies located in emerging markets or issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Noninvestment-Grade Debt Securities At June 30, 2000, each fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Forward Currency Exchange Contracts At June 30, 2000, the Global and International Funds were a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

     Securities Lending Each fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At June 30, 2000, the value of loaned securities and aggregate collateral in the securities lending collateral pool were as follows:

                                  Global     International    Emerging Markets
                               Bond Fund         Bond Fund           Bond Fund
                                  ------     -------------    ----------------
Loaned securities           $  3,541,000    $  189,070,000    $   13,000,000
Collateral                     3,825,000       201,948,000        13,000,000


     Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended June 30, 2000, were as follows:



                                  Global     International    Emerging Markets
                               Bond Fund         Bond Fund           Bond Fund
                                  ------     -------------    ----------------
U.S. government securities
   Purchases                $  3,620,000    $           -     $       540,000
   Sales                       6,477,000                -             761,000
Other securities
   Purchases                  17,082,000       497,650,000         52,102,000
   Sales                      18,645,000       566,390,000         60,386,000


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1999, the Global Fund had capital loss car-ryforwards for federal income tax purposes of $384,000, all of which expires in 2007. The International Fund had capital loss carryforwards for federal income tax purposes of $5,681,000, all of which expires in 2007. The Emerging Markets Fund had capital loss carryforwards for federal income tax purposes of $22,163,000, of which $6,492,000 expires in 2006 and $15,671,000 expires in
2007. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At June 30, 2000, the costs of investments for the Global, International, and Emerging Markets Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $29,233,000, $785,026,000, and $161,520,000, respectively. Net unrealized gain (loss) on investments was as follows:


                                  Global     International    Emerging Markets
                               Bond Fund         Bond Fund           Bond Fund
                                  ------     -------------    ----------------
Appreciated investments     $    317,000    $   13,521,000    $    14,917,000
Depreciated investments       (1,785,000)      (54,093,000)       (10,946,000)
Net unrealized gain (loss)  $ (1,468,000)   $  (40,572,000)   $     3,971,000

NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited. Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $388,000, and $121,000 were payable at June 30, 2000 by the International Bond and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the Global Fund, 0.35% of average daily net assets for the International Fund, and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 2000, for the Global and Emerging Markets Funds which would cause each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.25%, respectively. Thereafter through December 31, 2002, for the Global and Emerging Markets Funds, each fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.25%, respectively. Pursuant to the Global Fund's agreement, 101,000 of management fees and other expenses were not accrued by the Global Fund for the six months ended June 30, 2000, and $190,000 of management fees remain unaccured from a prior period. Additionally, $248,000 from a previous agreement remains subject to reimbursement through December 31, 2000. Pursuant to a previous Emerging Markets Fund's agreement, $69,000 of unaccrued fees were repaid by the fund during the six months ended June 30, 2000, and $23,000 of unaccrued management fees from prior years remains subject to reimbursement through December 31, 2000.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause International Bond Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, International Bond Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio total of expenses to average net assets to exceed 1.15%.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Global, International, and Emerging Markets Funds incurred expenses pursuant to these related party agreements totaling approximately $87,000, $281,000, and $120,000, respectively, for the six months ended June 30, 2000, of which $19,000, $77,000, and $25,000, respectively, were payable at period-end.

     Additionally, the International and Emerging Markets Funds are one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 43.7% of the outstanding International Bond shares and 53.1% of the outstanding shares of the Emerging Markets Fund at June 30, 2000. Spectrum International Fund held approxi mately 2.9% of the outstanding shares of the Emerging Markets Fund at June 30, 2000. For the six months ended, the International Fund was allocated $365,000 of Spectrum expenses, $50,000 of which was payable at period-end; the Emerging Markets Fund was allocated $128,000 of Spectrum expenses, $23,000 of which was payable at period-end.

     The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Global, International, and Emerging Markets Funds for the six months ended June 30, 2000, totaled $67,000, $2,196,000 and $112,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
          INVESTMENT SERVICES AND INFORMATION
          -----------------------------------
          KNOWLEDGEABLE SERVICE REPRESENTATIVES
          -------------------------------------

                    By  Phone  Shareholder   service   representatives  are
               available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

                    In Person Visit one of our investor center locations to
               meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

          AUTOMATED 24-HOUR SERVICES
          --------------------------

                    Tele*AccessRegistration  Mark  Call  1-800-638-2587  to
               obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

                    Internet.  T. Rowe  Price Web site:  www.troweprice.com
               All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

          ACCOUNT SERVICES
          ----------------

                    Checking  Write  checks  for $500 or more on any  money
               market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

                    Automatic  Investing  Build your  account  over time by
               investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------

                    Automatic  Withdrawal  If you need money from your fund
               account on a regular basis, you can establish scheduled, automatic redemptions.

                    Dividend and Capital Gains Payment Options Reinvest all
               or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

              BROKERAGE SERVICES*
              -------------------

                    Investments  Available  You can  trade  stocks,  bonds,
               options, precious metals, and other securities at a savings over full-service commission rates.**

                    To  Open  an  Account   Call  a   shareholder   service
               representative for more information.

              INVESTMENT INFORMATION
              ----------------------

                    Combined Statement A comprehensive  overview of your T.
               Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

                    Shareholder   Reports  Portfolio  managers  review  the
               performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

                    T. Rowe Price  Report  This is a  quarterly  newsletter
               with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

                    Performance Update This quarterly report reviews recent
               market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

                    Insights  These are  reports on mutual fund tax issues,
               investment   strategies,    investment   fundamentals,   and
               financial markets.

                    Detailed  Investment  Guides  Our Asset Mix  Worksheet,
               College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

               *              T. Rowe Price  Brokerage  is a division of T.
                              Rowe Price Investment Services, Inc., Member NASD/SIPC.

               ** Based on a July 2000 survey for representative-assisted stock trades.
                              Services vary by firm, and commissions may vary depending on size of order.

===========================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500

Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total
Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government *
Spectrum Income
Summit GNMA
Summit Limited-Term Bond *
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California Tax-Free Bond
Florida Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free  Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond *
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond *
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES
---------------------------------------

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES
-----------------

     T. ROWE PRICE RETIREMENT INCOME MANAGERsm helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
-------------------------------------

  Traditional, Roth, and Rollover IRAs
  SEP-IRA and SIMPLE IRA
  Profit Sharing
  Money Purchase Pension
  "Paired" Plans (Money Purchase
   Pension and Profit Sharing Plans)
  401(k) and 403(b)
  457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

INSIGHTS REPORTS
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

SOFTWARE PACKAGES
  T. Rowe Price Retirement Planning
   AnalyzerTM CD-ROM or diskette $19.95.
   To order, please call 1-800-541-5760.
   Also available on the Internet for $9.95.
  T. Rowe Price Variable Annuity AnalyzerTM
   CD-ROM or diskette, free. To order,
   please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

INVESTMENT KITS
  We will be happy to send you one of our
  easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

================================================================================
T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
 The ABCs of Giving
  Back to Basics: The ABCs of Investing
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  Getting Started: Investing With Mutual Funds
  The Roth IRA: A Review
  Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
  Conservative Stock Investing
  Dollar Cost Averaging
  Equity Index Investing
  Growth Stock Investing
  Investing for Higher Yield
  Managing Risk Through Diversification
  The Power of Compounding
  Value Investing

TYPES OF SECURITIES
  The Basics of International Stock Investing
  The Basics of Tax-Free Investing
  The Fundamentals of Fixed-Income Investing
  Global Bond Investing
  Investing in Common Stocks
  Investing in Emerging Growth Stocks
  Investing in Financial Services Stocks
  Investing in Health Care Stocks
  Investing in High-Yield Municipal Bonds
  Investing in Money Market Securities
  Investing in Mortgage-Backed Securities
  Investing in Natural Resource Stocks
  Investing in Science and Technology Stocks
  Investing in Small-Company Stocks
  Understanding Derivatives
  Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
  Combining Individual Securities With Mutual Funds
  Getting Started: An Introduction to Individual Securities
  What You Should Know About Bonds
  What You Should Know About Margin and Short-Selling
  What You Should Know About Options
  What You Should Know About Stocks

     T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.
================================================================================
T. Rowe Price Brokerage
-----------------------
          BROKERAGE SERVICES
          ------------------

                    T. Rowe Price  Brokerage is a division of T. Rowe Price
               Investment Services, Inc., Member NASD/SIPC.

                    T. Rowe Price Brokerage provides  high-quality services
               and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

                    Internet and  Automated  Services You can enter trades,
               access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

                    Research Services To help you make informed  investment
               decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

                    Dividend  Reinvestment  Service This service helps keep
               more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

               * Based on a July 2000 survey for representative-assisted stock trades.
                              Services vary by firm, and commissions may vary depending on size of order.
               ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on
                              representative-assisted       and       other
                              non-Internet trades.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          C15-051  6/30/00